SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) June 29, 1999

                 PIONEER COMMERCIAL FUNDING CORP.
     (Exact name of registrant as specified in its charter)


                         New York
         (State or Other Jurisdiction of Incorporation)

    0-249408-NY                            13-3763437
(Commission File Number)           (I.R.S. Employer Identification No.)


21700 Oxnard Street, Suite 1650, Woodland Hills, CA 91367 (Addresses of principal executive offices) (Zip Code)

(818) 346-1921
(Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

At the Annual Meeting of Shareholders held on June 29, 1999 the shareholders elected the following persons as directors:

                  Boaz Harel
                  M. Albert Nissim
                  Richard Fried
                  Tamar Lieber
                  Lynda Davey
                  Joseph Samuels

In addition, the shareholders approved an amendment to the Company's Certificate of Incorporation to reclassify all issued shares of common stock to reflect a two (2) shares for one (1) share reverse split. As a result, the 5,542,272 outstanding shares have been changed into 2,771,136 shares. The authorized, but unissued shares were changed from 14,457,728 shares to 17,228,864 shares.

The shareholders also ratified the appointment of Lazar Levine & Felix LLP as the auditors of the Company for the year ended December 31, 1999.


ITEM 7.  Financial Statements, Pro Forma Information and
Exhibits.

         (c)  Exhibits

                  1. Certificate of Amendment of the Certificate of Incorporation of the Registrant effectuating the reverse split.





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                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  PIONEER COMMERCIAL FUNDING CORP.
                            (Registrant)



By: /s/ David W. Sass, Secretary



DATED: June 29, 1999